UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 25, 2024, APx Acquisition Corp. I (the “Company”), OmnigenicsAI Corp, a Cayman Islands exempted company (“OmnigenicsAI”), Heritas Merger Sub Limited, a Cayman Islands exempted company and a direct wholly-owned subsidiary of OmnigenicsAI (“Merger Sub”) and MultiplAI Health Ltd, a private limited company formed under the laws of England and Wales (“MultiplAI” and, together with OmnigenicsAI, the “Target Companies”), entered into a Business Combination Agreement (the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination”.

The Business Combination

On the Closing Date but prior to the Merger Effective Time, pursuant to the Business Combination Agreement, (a) MultiplAI shall, and shall cause the MultiplAI Shareholders (as defined below), and OmnigenicsAI shall cause Parent (as defined below), to consummate all transactions under the MultiplAI Share Purchase Agreement, resulting in the Parent acquiring all of the issued and outstanding MultiplAI Shares, and (b) immediately thereafter, OmnigenicsAI shall, and shall cause Parent to, consummate the MultiplAI Contribution pursuant to which Parent shall contribute all of the issued and outstanding MultiplAI Shares to OmnigenicsAI, OmnigenicsAI shall, and shall cause Parent to, and MultiplAI shall, and shall cause the MultiplAI Shareholders to, assign all of the Parent’s rights under MultiplAI Share Purchase Agreement to OmnigenicsAI, and OmnigenicsAI shall issue to Parent an aggregate amount of 4,000,000 Company Shares (as defined below) in consideration thereof, free and clear of any liens.

On the Closing Date, following the MultiplAI Contribution but prior to the Merger Effective Time, pursuant to the Business Combination Agreement, OmnigenicsAI and MultiplAI shall cause the consummation of the Restructuring, pursuant to which (i) all Indebtedness (subject to certain exceptions) owed by MultiplAI or any Subsidiary of MultiplAI to Parent, any shareholder of Parent or any of the MultiplAI Shareholders, shall be cancelled and extinguished; and (ii) all Indebtedness (subject to certain exceptions) owed by OmnigenicsAI or any Subsidiary of OmnigenicsAI to Parent, any shareholder of Parent or any of the MultiplAI Shareholders, shall be cancelled and extinguished. The Indebtedness described in this paragraph that is not required to be canceled and extinguished at Closing shall have their maturity date extended to three years following the Closing Date.

On the Closing Date at the Merger Effective Time, pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company (with the Company being the surviving company and becoming a direct wholly-owned subsidiary of OmnigenicsAI) (the “Merger”) and, as a result of the Merger, (a) each ordinary share of the Company, par value $0.0001 per share (“SPAC Ordinary Share”) outstanding will be exchanged for the right to receive one ordinary share of OmnigenicsAI, nominal value $0.0001 per share (“Company Share”), (b) all warrants to purchase SPAC Ordinary Shares (“SPAC Warrants”) will become warrants of OmnigenicsAI (“Company Warrants”) exercisable for Company Shares, on substantially the same terms as the SPAC Warrants and (c) OmnigenicsAI shall enter into an Assignment, Assumption and Amendment Agreement with the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent, to amend and assume the Company’s obligations under the existing Warrant Agreement, dated December 6, 2021, to give effect to the conversion of SPAC Warrants to Company Warrants.

Conditions to Each Party’s Obligations

The obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of customary closing conditions at or prior to the Closing, including (a) approval by the Company’s shareholders; (b) effectiveness of the registration statement on Form F-4 relating to Company Shares and Company Warrants to be issued in the Merger; (c) Nasdaq listing approval of the Company Shares and Company Warrants; (d) absence of any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination; and (e) the Company or OmnigenicsAI having at least $5,000,001 of net tangible assets.

The obligation of the Company to consummate the Business Combination is subject to certain additional conditions at or prior to the Closing, including (a) the accuracy of certain representations and warranties of OmnigenicsAI, MultiplAI and Merger Sub except, with respect to certain representations and warranties required to be true and correct in all respects, where the failure of such representations and warranties to be true and correct does not result in a Company Material Adverse Effect or MultiplAI Material Adverse Effect or is not materially adverse to Merger Sub, as applicable; (b) OmnigenicsAI’s and Merger Sub’s performance or compliance in all material respects with all agreements and covenants required by the Business Combination Agreement; (c) if the MultiplAI SPA has not been terminated in accordance with its terms, MultiplAI’s performance or compliance in all material respects with all agreements and covenants required by the Business Combination Agreement and MultiplAI SPA; (d) the consummation of the Restructuring; (e) the absence of any Company Material Adverse Effect or, if the MultiplAI SPA has not been terminated in accordance with its terms, any MultiplAI Material Adverse Effect; (f) if the MultiplAI SPA has not been terminated in accordance with its terms, the consumation of the MultiplAI Contribution; and (g) OmnigenicsAI having, immediately prior to the Merger Effective Time, (i) no more than 34,000,000 issued and outstanding Company Shares (on a fully diluted basis after consummation of the Restructuring and the MultiplAI Contribution) in addition to any Company Shares issued pursuant to any PIPE Subscription Agreements and the Backstop Agreement; or (ii) if the transactions under the MultiplAI SPA are not consummated and the MultiplAI SPA is terminated, no more than 30,000,000 issued and outstanding Company Shares (on a fully diluted after consummation of the Restructuring), in addition to any Company Shares issued pursuant to any PIPE Subscription Agreements and the Backstop Agreement.

The obligations of OmnigenicsAI and Merger Sub to consummate the Business Combination are subject to certain additional conditions at or prior to the Closing, including (a) the accuracy of certain representations and warranties of the Company except, with respect to certain representations and warranties, where the failure of such representations and warranties to be true and correct does not result in a SPAC Material Adverse Effect; (b) the performance or compliance in all material respects with all agreements and covenants required by the Business Combination Agreement; and (c) the absence of a SPAC Material Adverse Effect.

While the obligation of MultiplAI to consummate the Business Combination is subject to the consummation of the transactions contemplated by the MultiplAI SPA, the obligations of the parties to the Business Combination Agreement (other than MultiplAI) to consummate the Business Combination is not subject to the consummation of the transactions contemplated by the MultiplAI SPA.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the Company, OmnigenicsAI, MultiplAI and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and the other Transaction Documents to which they are party and their outstanding capitalization. The representations and warranties of the parties contained in the Business Combination Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the parties’ respective businesses prior to consummation of the Business Combination, (ii) the parties’ efforts to satisfy conditions to consummate the Business Combination, (iii) the parties’ preparing and OmnigenicsAI filing a registration statement containing a proxy statement/prospectus for the purpose of soliciting proxies from the Company’s shareholders to vote in favor of certain matters and registering under the Securities Act of 1933, as amended (the “Securities Act”) the Company Shares and Company Warrants to be issued in connection with the Merger, (iv) the protection of, and access to, confidential information of the parties, (v) the parties’ efforts to obtain necessary approvals from Governmental Authorities, and (vi) the parties’ efforts to obtain PIPE Investments. The covenants of the parties contained in the Business Combination Agreement will terminate and be of no further force and effect as of the Closing, except for those covenants that by their terms require performance after the Closing.

Termination

The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the Merger Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Business Combination by the shareholders of the Company, (i) by mutual written consent of OmnigenicsAI and the Company; (ii) by either OmnigenicsAI or the Company if the Merger Effective Time shall not have occurred prior to 5:00 p.m. (New York time) on December 9, 2024, subject to certain exceptions; (iii) by either OmnigenicsAI or the Company if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transaction or the Merger; (iv) by OmnigenicsAI if the SPAC Shareholders’ Approval shall not have been obtained by reason of the failure to obtain the required vote at the SPAC Shareholders’ Meeting duly convened therefor or at any adjournment thereof; (v) by the Company upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of OmnigenicsAI or Merger Sub, subject to certain exceptions and cure periods set forth in the Business Combination Agreement, such that the conditions relating to representations and warranties and certain covenants and agreements would not be satisfied; (vi) by OmnigenicsAI upon any breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of the Company, subject to certain exceptions and cure periods set forth in the Business Combination Agreement, such that the conditions relating to representations and warranties and certain covenants and agreements would not be satisfied; (vii) by the Company in the event (A) (1) MultiplAI or any of the MultiplAI Shareholders breaches or violates any representation, warranty, covenant, agreement or obligation contained in the MultiplAI SPA, subject to certain exceptions and cure periods set forth in the Business Combination Agreement, such that the conditions relating to representations and warranties and certain covenants and agreements contained in the MultiplAI SPA would not be satisfied, (2) of a MultiplAI Material Adverse Effect, or (3) of a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of MultiplAI, subject to certain exceptions and cure periods set forth in the Business Combination Agreement, such that the conditions relating to representations and warranties and certain covenants and agreements would not be satisfied, and (B) the Company exercises its right to cause the Parent to terminate the MultiplAI SPA and the MultiplAI SPA is not terminated following the expiration of certain cure periods; and (viii) by the Company if the SEC Required Financials shall not have been delivered by OmnigenicsAI or MultiplAI, on or prior to the applicable deadline specified in the Business Combination Agreement.

In the event that the Business Combination Agreement is terminated, all Transaction Expenses incurred in connection with the Business Combination shall be paid by the party incurring such Transaction Expenses. If the Transactions are consummated, (a) OmnigenicsAI shall pay or cause to be paid (i) the SPAC Transaction Expenses, subject to the SPAC Transaction Expenses Cap, and (ii) the Company Transaction Expenses at the Closing; and (b) Sponsor (as defined below) shall pay or cause to be paid, (i) all unpaid SPAC Transaction Expenses in excess of the applicable SPAC Transaction Expenses Cap, (ii) any expenses incurred by the Company in its pursuit of potential acquisition or business targets other than the Target Companies or that were not incurred by the Company in connection with or in furtherance of the Business Combination and (c) all fees and expenses incurred by the Company solely relating to the extension proposals approved by the shareholders of the Company on February 27, 2023, September 7, 2023 and December 8, 2023, which extended the date by which the Company must consummate a Business Combination.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Certain Related Agreements

MultiplAI Share Purchase Agreement

On March 13, 2024, Heritas Ltd., a Cayman Islands exempted company (“Parent”), MultiplAI and the holders (the “MultiplAI Shareholders”) of ordinary shares, par value £0.0001, of MultiplAI and any other equity commitments or equity securities of MultiplAI, including any securities or commitments convertible into, exchangeable or exercisable for, or representing the right to subscribe for, any such ordinary shares of MultiplAI (such securities, the “MultiplAI Shares”) entered into that certain amended and restated share purchase agreement (the “MultiplAI SPA”) relating to the sale and purchase of all of the ordinary shares of MultiplAI and, if required under the MultiplAI SPA, all of the MultiplAI Shareholders’ rights and interest in certain equity related agreements and convertible securities, as well as any related ancillary documents or agreements.

Pursuant to the MultiplAI SPA, and prior to the Closing, Parent shall purchase all MultiplAI Shares that are issued and outstanding from the MultiplAI Shareholders, free and clear of any encumbrances.

Voting and Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, Templar LLC, a Tennessee limited liability company (the “Sponsor”), OmnigenicsAI and the Parent entered into a Voting and Support Agreement (the “Support Agreement”), pursuant to which, among other things, the Sponsor agreed to vote any of the Sponsor Current Shares (as defined in the Support Agreement) and any SPAC Ordinary Shares held by the Sponsor in favor of the Business Combination, and Parent agreed to vote any of the Parent Subject Shares (as defined in the Support Agreement) in favor of the Business Combination.

Additionally, the Support Agreement contains certain covenants to be performed by the parties thereto following the Closing.

The foregoing description of the Support Agreement is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Backstop Agreement

Concurrently with the execution of the Business Combination Agreement, Theo I SCSp, a special limited partnership (société en commandite spéciale) governed by the laws of the Grand Duchy of Luxembourg and a shareholder of Parent (“Theo”), OmnigenicsAI and the Company entered into the Backstop Agreement, pursuant to which, among other things, subject to and conditioned upon the occurrence of the Closing, Theo shall be obligated to obtain the amount (if any) by which $10,000,000 exceeds the aggregate amount of cash on deposit in the Trust Account (including any interest earned on the funds held in the Trust Account) that will remain after payment in full of the SPAC Shareholder Redemption Amount to SPAC Shareholders pursuant to their exercise of the SPAC Shareholder Redemption Right (assuming no SPAC Transaction Expenses have been paid from the Trust Account), and the aggregate amount of cash at the Company or OmnigenicsAI in connection with any PIPE Investment for the benefit of the Company and OmnigenicsAI on the Closing Date, by one or more of the following methods: (i) making on the Closing Date, directly or indirectly, a capital contribution in cash to OmnigenicsAI and, in exchange for such capital contribution, subscribing for and being issued by OmnigenicsAI on the Closing Date, free and clear of all liens, an aggregate number of Company Shares (at a price per Company Share of $10) resulting from dividing the amount of such capital contribution in cash by ten (10) (rounded down to the nearest whole Company Share); and/or (ii) causing SPAC Shareholders who have elected to exercise their SPAC Shareholder Redemption Rights to (A) irrevocably reverse their exercise of the SPAC Shareholder Redemption Rights and not redeem (“Redemption Reversals”), and, (B) transfer all their respective rights, title and interest in all SPAC Ordinary Shares subject to Redemption Reversals, directly or indirectly, to Theo.

The foregoing description of the Backstop Agreement is qualified in its entirety by reference to the full text of the Backstop Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights and Lock-Up Agreement

At the Closing, OmnigenicsAI, Parent, the Company, the Sponsor, certain shareholders of the Company and Parent, the MultiplAI Shareholders and the OmnigenicsAI Heritas Key Personnel (as defined in the Registration Rights and Lock-Up Agreement) will enter into the Registration Rights and Lock-Up Agreement pursuant to which, among other things, the holders of the Registrable Securities (as defined in the Registration Rights and Lock-Up Agreement) shall have customary demand and piggyback registration rights in connection with the Company Shares held by such holders. Additionally, the Company Shares held by each party to the Registration Rights and Lock-Up Agreement will, subject to certain exceptions, be subject to a lock-up until (i) the date that is twelve (12) months from the Closing Date, and (ii) such date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of the Company having the right to exchange their Company Shares for cash, securities or other property, provided that if the share price of the Company Shares exceeds $12.00 per Company Share (as adjusted for share splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period, 50% of the Company Shares held by any given party to the Registration Rights and Lock-Up Agreement shall be released from the lock-up.

Important Information about the Proposed Business Combination and Where to Find It

This communication relates to the proposed Business Combination involving the Company, OmnigenicsAI, Merger Sub and MultiplAI. In connection with the proposed business combination, the Company and MultiplAI will become subsidiaries of OmnigenicsAI, which will be the going-forward public company.

A full description of the terms of the Business Combination will be provided in a registration statement on Form F-4 (the “registration statement”) to be filed with the Securities and Exchange Commission (the “SEC”) by OmnigenicsAI that will include a prospectus with respect to OmnigenicsAI’s securities to be issued in connection with the transaction and a proxy statement with respect to the extraordinary general meeting of the shareholders of the Company to vote on the transaction (the “proxy statement/prospectus”). OmnigenicsAI and the Company urge investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about OmnigenicsAI, the Company and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Once available, shareholders will also be able to obtain a copy of the registration statement on Form F-4-including the proxy statement/prospectus, and other documents filed with the SEC without charge-by directing a request to: OmnigenicsAI, at 89 Nexus Way Camana Bay Grand Cayman, KYI-9009, Cayman Islands, and APx Acquisition Corp. I at 714 Westview Avenue, Nashville, TN 37205, United States. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

OmnigenicsAI, MultiplAI, the Company, and their respective directors, executive officers, other members of management, and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Business Combination. A list of the names of the Company’s directors and executive officers and a description of their interests in the Company is contained in the Company’s filings with the SEC, including the Company’s final prospectus relating to its initial public offering, which was filed with the SEC on

December 6, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 8, 2023, are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of the Company’s shareholders in connection with the proposed Business Combination will be set forth in the registration statement when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the registration when available. You may obtain free copies of these documents, when available, from the sources indicated above.

Forward-Looking Statements

Certain statements made in this current report are “forward looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this current report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s, OmnigenicsAI’s or MultiplAI’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although the Company, OmnigenicsAI and MultiplAI believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, none of the Company, OmnigenicsAI and MultiplAI can assure you that any of them will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of OmnigenicsAI and MultiplAI to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of OmnigenicsAI’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (vi) the Company’s, OmnigenicsAI’s and MultiplAI’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving the Company, OmnigenicsAI or MultiplAI; (ix) changes in applicable laws or regulations; (x) failure of the Company, OmnigenicsAI or MultiplAI to comply with laws and regulations applicable to the Company’s, OmnigenicsAI’s or MultiplAI’s businesses; (xi) the Company, OmnigenicsAI and MultiplAI estimates of expenses and profitability; (xii) assumptions regarding redemptions by the Company’s shareholders; (xiii) changes in the competitive environment affecting OmnigenicsAI’s or MultiplAI’s businesses; (xiv) the impact of pricing pressure and erosion on OmnigenicsAI’s or MultiplAI’s businesses; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of OmnigenicsAI or MultiplAI to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for OmnigenicsAI’s or MultiplAI’s services; (xviii) OmnigenicsAI’s and MultiplAI’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s and OmnigenicsAI’s other filings with the SEC.

There may be additional risks that none of the Company, OmnigenicsAI or MultiplAI presently knows or that the Company, OmnigenicsAI or MultiplAI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect the Company’s, OmnigenicsAI’s or MultiplAI’s expectations, plans, or forecasts of future events and views of the date of this current report. The Company, OmnigenicsAI and MultiplAI anticipate that subsequent events will cause the Company’s, OmnigenicsAI’s and MultiplAI’s respective assessments to change. Forward-looking statements speak only as of the date they are made, and none of the Company, OmnigenicsAI and MultiplAI undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of the Company, OmnigenicsAI and MultiplAI give any assurance that any of the Company, OmnigenicsAI or MultiplAI will achieve expectations.

No Offer or Solicitation

This current report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This current report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Business Combination Agreement, dated as of March 25, 2024, by and among the Company, Merger Sub, OmnigenicsAI and MultiplAI.

10.2	Voting and Support Agreement, dated as of March 25, 2024, by and among the Company, Templar LLC, OmnigenicsAI and the Parent.

10.3	Backstop Agreement, dated as of March 25, 2024, by and among Theo I SCSp, OmnigenicsAI and Heritas Ltd.

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: March 29, 2024	By:	/s/ Kyle Bransfield
	Name:	Kyle Bransfield
	Title:	Chief Executive Officer